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                                                                   EXHIBIT 10.96


                                    GUARANTY

         This Guaranty ("Guaranty") is executed by the undersigned guarantor (the "Guarantor") for the joint benefit of (a) NATIONAL BANK OF CANADA, in its capacity as Agent (referred to herein as the "Agent") under the terms of that certain Restated Loan and Security Agreement dated December 1, 1997, as amended (which, as it may hereafter from time to time be restated, amended, modified or supplemented is referred to herein as the "Revolving Credit Agreement" and, together with the other "Credit Documents" as therein defined, sometimes collectively referred herein to as the "Revolving Credit Documents") by and among Toledo Pickling & Steel Sales, Inc., an Ohio corporation (the "Original Borrower"), the Agent and the Lenders (as therein defined) a party thereto (the "Lenders") and (b) FINOVA CAPITAL CORPORATION ("FINOVA"), in its capacity as lender under the terms of that certain Loan and Security Agreement dated December 1, 1997 between the Original Borrower and FINOVA (which, as it may hereafter from time to time be restated, amended, modified or supplemented is referred to herein as the "Term Loan Agreement" and, together with each of the other agreements, instruments and other documents executed in connection therewith or pursuant thereto, sometimes collectively referred herein to as the "Term Loan Documents") to induce the Lenders to (a) consent to the transfer and sale of Original Borrower's Property and the assumption of the Obligations of Original Borrower under the Revolving Credit Documents and the Term Loan Documents by TPSS Acquisition Corporation ("Assumptor") pursuant to the terms of an Assumption and Consent Agreement among the Lenders, Agent, Original Borrower and Assumptor of even date herewith and an Assumption and Consent Agreement among FINOVA, Original Borrower and Assumptor of even date herewith. The Revolving Credit Documents and Term Loan Documents are sometimes collectively referred to herein as the "Credit Documents".

         In consideration thereof, the Guarantor hereby absolutely and unconditionally guarantees (a) the payment to Lenders and FINOVA of all sums which may be presently due and owing to Lenders and FINOVA, or which may become due and owing to Lenders and FINOVA from Assumptor, under the Credit Documents, and (b) the due performance by Assumptor of all of Assumptor's obligations under the Credit Documents.

         The Guarantor also agrees: that this Guaranty shall not be impaired by any modification, supplement, extension or amendment of any contract or agreement to which the parties to the Credit Documents may hereafter agree, nor by any modification, release or other alteration of any of the obligations hereby guaranteed or of any security or other guaranty or guaranties therefor, nor by any agreements or arrangements of any kind with Assumptor, or any other persons nor by Bank's election in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. ss.101 et seq.) (the "Bankruptcy Code") of the application of Section 1111(b)(2) of the Bankruptcy Code, any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code, the disallowance under Section 502 of the Bankruptcy Code of all or any portion of any claims of Lenders or FINOVA for repayment of all or any part of the obligations hereby guaranteed or any expenses related thereto, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense (other than payment) of a guarantor; that the liability of the Guarantor hereunder is direct and unconditional and may be enforced without requiring

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Lenders or FINOVA to first resort to any other right, remedy or security; that the Guarantor shall not have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for the debts and obligations of Assumptor to Lenders and FINOVA, unless and until all of such debts and obligations have been paid in full; that if Assumptor or any guarantor of Assumptor's indebtedness [other than William Ciralsky] to the Lenders and FINOVA should at any time become insolvent or make a general assignment for the benefit of creditors, or if a petition for bankruptcy or any insolvency or reorganization proceeding shall be filed or commenced by, against or with respect to Assumptor or any guarantor of any of Assumptor's indebtedness to the Lenders, at the option of the Lenders and FINOVA as otherwise provided in the Credit Documents, all obligations of Assumptor and the Guarantor immediately shall become due and payable without notice; that this Guaranty is a continuing Guaranty which shall remain effective so long as any indebtedness is owed by Assumptor to Lenders or FINOVA; provided, however, that nothing shall discharge or satisfy the liability of the Guarantor hereunder except the full payment and performance of all of Assumptor's debts and obligations to Lenders and FINOVA with interest; that any and all present and future debts and obligations of Assumptor to the Guarantor are hereby waived and postponed in favor of and subordinated to the full payment and performance of all present and future debts and obligations of Assumptor to Lenders and FINOVA; and that all sums at any time to the credit of the Guarantor and any of the property of the Guarantor in the possession of the Agent, the Lenders or FINOVA at any time may be so held as security for any and all obligations of the Guarantor hereunder, no matter how or when arising, whether absolute or contingent, whether due or to become due and whether under this Guaranty or otherwise.

         The Guarantor waives diligence, presentment, demand for payment, filing of claims with a court in the event of receivership or bankruptcy of Assumptor, protest or notice with respect to the obligations guaranteed hereby and all demands whatever, notice of acceptance hereof, presentment and protest of any instrument, and notice thereof; notice of default; and all other notices to which the Guarantor might otherwise be entitled.

         The Guarantor hereby assumes responsibility for keeping himself informed of the financial condition of Assumptor and of all other circumstances bearing upon the risk of nonpayment of the obligations guaranteed hereby or any part thereof that diligent inquiry would reveal and Guarantor hereby agrees that neither the Agent, the Lenders or FINOVA shall have any duty to advise the Guarantor of information known to such party regarding such condition or any such circumstances. In the event any of the Agent, any Lender or FINOVA, in its sole discretion, undertakes at any time or from time to time to provide any such information to Guarantor, such party shall not be under any obligations (i) to undertake any investigation not a part of its regular business routine; (ii) to disclose any information which pursuant to accepted or reasonable commercial finance practices, such party is to maintain confidential; or (iii) to make any other or future disclosures of such information or any other information to the Guarantor.

         This Guaranty, all acts and transactions hereunder, and the rights and obligations of the parties hereto shall be governed, construed, and interpreted according to the laws of the State of Ohio, shall be binding upon the heirs, executors, administrators, successors, and assigns of the Guarantor and shall inure to the benefit of the respective successors and assigns of each of the Agent, the Lenders and FINOVA.



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         The Guarantor authorizes any attorney-at-law to (a) appear before any
Court of Record in the County and the State of Ohio in which this Guaranty was executed or in any other county in Ohio or State of the United States of America after any one or more of the obligations of the Guarantor becomes due under this Guaranty, (b) waive the issuance and service of process, (c) admit the maturity of the obligation, (d) enter an appearance and confess a judgment against the Guarantor in favor of the Lenders and/or FINOVA for the amount then appearing due, together with interest thereon and cost of suit, and (e) release all errors and waive all rights of appeal and stay of execution. No such judgment against the Guarantor based upon one or more matured obligations shall be a bar to a subsequent judgment or judgments pursuant to this warrant of attorney against the Guarantor based upon subsequently matured obligations of the Guarantor. The foregoing warrant of attorney shall survive any judgment, it being understood that should any judgment be vacated for any reason, the foregoing warrant of attorney may be used thereafter for obtaining an additional judgment or judgments.

         This Guaranty is being executed and delivered in Cleveland, Ohio.

         IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the 12 day of January, 1999.

         "WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS. FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE."


                                  CONSOLIDATED CAPITAL OF NORTH
                                  AMERICA, INC.


                                  By:      /s/ Richard D. Bailey
                                      ------------------------------------------
                                  Its:     President
                                       -----------------------------------------